FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION




                              Washington, DC 20549

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                          Date of Report: July 30, 1997



                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



                         PENNSYLVANIA 1-1401 23-0970240
                       (State or other (SEC (IRS Employer
                   jurisdiction of file number) Identification
                             incorporation) Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (215) 841-4000



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Item 5. Other Events

As previously reported in the Company's Current Report on Form 8-K dated April 1, 1997, on that date, the Company filed with the Pennsylvania Public Utility
Commission (PUC) its Restructuring Plan pursuant to the Commonwealth's Electricity Generation Competition and Customer Choice Act.

On July 30, 1997, the Company and various other parties filed with the PUC a Motion for Continuance of Hearings in the Company's Restructuring Proceeding. The purpose of the two-week continuance is to facilitate the discussions among parties in this litigation intended to produce an acceptable settlement of various issues.

                                     * * * *

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                             PECO ENERGY COMPANY


                                                               s\ J. B. Mitchell
                                                        Vice President - Finance
                                                                   and Treasurer


July 30, 1997